UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 29, 2024

Blue Ocean Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41112	98-1593951
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Wisconsin Circle, 7th Floor Chevy Chase, MD	20815
(Address of principal executive offices)	(Zip Code)

(240) 235-5049

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	BOCNU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	BOCN	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	BOCNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On May 29, 2024, Blue Ocean Acquisition Corp, a Cayman Islands exempted company (the “Company”), TNL Mediagene, a Cayman Islands exempted company, formerly known as The News Lens Co., Ltd. (“TNL Mediagene”), and TNLMG, a Cayman Islands exempted company and wholly-owned subsidiary of TNL Mediagene, formerly known as TNL Mediagene (“Merger Sub”), entered into that certain Amendment No. 1 (“Amendment No. 1”) to the Agreement and Plan of Merger, dated as of June 6, 2023, by and among TNL Mediagene, Merger Sub and the Company (as amended, the “Merger Agreement”). Pursuant to Amendment No. 1, the “Termination Date” under the Merger Agreement, which is the date after which the Company or TNL Mediagene, in its discretion, can elect to terminate the Merger Agreement if the merger of Merger Sub with and into the Company is not yet effective, has been extended from June 7, 2024 to September 30, 2024 (the “First Extension Date”), which date shall be automatically further extended to December 7, 2024 without further action by any party unless the Company or TNL Mediagene notifies the other of its intent not to automatically extend such date no more than three days prior to, nor later than, the First Extension Date. No other changes were made to the Merger Agreement.

The foregoing description is qualified in its entirety by reference to Amendment No. 1, a copy of which is attached as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information included in Item 5.07 of this Current Report on Form 8-K is incorporated by reference in this Item 5.03 to the extent required herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 29, 2024, shareholders of the Company held an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”) in lieu of the 2024 annual general meeting of the shareholders of the Company. On April 26, 2024, the record date for the Extraordinary General Meeting (the “Record Date”), there were 6,157,215 Class A ordinary Shares, par value $0.0001 per share (the “Class A ordinary shares”), and 4,743,750 Class B ordinary shares, par value $0.0001 per share, of the Company (the “Class B ordinary shares”, and collectively with the Class A ordinary shares, the “Ordinary Shares”) issued and outstanding. At the Extraordinary General Meeting, 9,660,550 Ordinary Shares, representing approximately 88.62% of the issued and outstanding Ordinary Shares as of the Record Date, were present in person or by proxy.

At the Extraordinary General Meeting, the Company’s shareholders approved the following items:

(i)	a proposal to amend the Company’s amended and restated memorandum and articles of association (the “amended articles of association”) by way of special resolution to extend the date by which the Company must complete a business combination from June 7, 2024 (the “Termination Date”) to December 7, 2024 by electing to extend the date to consummate an initial business combination on a monthly basis for up to six times by an additional one month each time, unless the closing of the Company’s initial business combination has occurred (the “Extension Amendment Proposal”); and

(ii)	the proposal to ratify, by way of ordinary resolutions, the selection by the audit committee of the Board of Marcum LLP (“Auditor Ratification Proposal”).

The final proposal, set forth as the “Adjournment Proposal” in the definitive proxy statement related to the Extraordinary General Meeting filed by the Company with the SEC on May 14, 2024 (the “Proxy Statement”) was not presented to the Company’s shareholders.

Approval of the Extension Amendment Proposal required a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the Ordinary Shares entitled to vote thereon and voted in person or by proxy at the Extraordinary General Meeting; and approval of the Auditor Ratification Proposal required an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the Ordinary Shares entitled to vote thereon and voted in person or by proxy at the Extraordinary General Meeting.

Set forth below are the final voting results for each of the proposals presented at the Extraordinary General Meeting:

Extension Amendment Proposal

For	Against	Abstain
9,205,399	455,355	0

Accordingly, the Extension Amendment Proposal was approved.

Auditor Ratification Proposal

For	Against	Abstain
9,208,740	452,012	2

Accordingly, the Auditor Ratification Proposal was approved.

Effective upon the approval of the Extension Amendment Proposal, on May 29, 2024, the amended articles of association were amended pursuant to the resolutions set forth as Annex A to the Proxy Statement. A copy of the amendment to the amended articles of association is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

Item 8.01 Other Events.

Shareholders holding 4,315,265 Class A ordinary shares (after giving effect to withdrawals of redemptions) exercised their right to redeem such shares for a pro rata portion of the funds in the Trust Account (as defined in the amended articles of association). As a result, approximately $47.9 million (approximately $11.10 per share) will be removed from the Trust Account to pay such redeeming holders, and approximately $20.4 million will remain in the Trust Account.

On May 31, 2024, the Company notified Continental Stock Transfer & Trust Company of its intention to extend the Termination Date by an additional month to July 7, 2024, subject to the Sponsor (or its affiliates or permitted designees) depositing $30,000.00 into the Trust Account, on or prior to the June 7, 2024 Termination Date. On May 31, 2024, the Sponsor deposited $30,000.00 into the Trust Account and, as a result, the Termination Date was extended by one month until July 7, 2024.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits
2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of May 29, 2024, among TNL Mediagene, TNL MG and Blue Ocean Acquisition Corp.
3.1	Amendment to the Amended and Restated Memorandum and Articles of Association.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Ocean Acquisition Corp

Date: May 31, 2024	By:	/s/ Richard Leggett
	Name:	Richard Leggett
	Title:	Chief Executive Officer

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